Exhibit 99.1

Bruker Announces First Quarter 2021 Preliminary Revenue

BILLERICA, Massachusetts – April 13, 2021 – Bruker Corporation (Nasdaq: BRKR) today announced preliminary revenue for the first quarter ended March 31, 2021 in a range of $549-$554 million, representing reported revenue growth of approximately 30% to 31%, compared to the first quarter of 2020. Adjusting for the impact of foreign currency translation and acquisitions, Bruker estimates non-GAAP organic revenue growth in the first quarter of 2021 of approximately 22% to 23% year-over-year. This compares favorably to the Company’s earlier outlook for greater than 15% organic growth for the first quarter.

Strong revenue performance in the first quarter 2021 was driven by double-digit organic year-over-year revenue growth across all three Bruker Scientific Instrument (BSI) groups, and it included two GHz-class NMR systems.

Bruker expects to report its first quarter 2021 financial results before market opening on Wednesday, May 5, 2021.

First Quarter 2021 Earnings Conference Call and Webcast

Bruker presently plans to host a conference call and webcast on Wednesday, May 5, 2021 at 8:30 a.m. Eastern Daylight Time to discuss its first quarter financial results and current business trends.

To listen to the webcast, investors can go to https://ir.bruker.com and click on the “Q1 2021 Earnings Webcast” hyperlink in the “Events & Presentations” section. A slide presentation will be referenced during the webcast and will be posted to the Company’s website shortly before the webcast begins. Investors can also listen to the earnings webcast via telephone by dialing 1-888-437-2685 (U.S. toll free) or +1-412-317-6702 (international) and referencing “Bruker’s First Quarter 2021 Earnings Conference Call”.

Bruker is enabling investors to pre-register for the earnings conference call so that they can expedite their entry into the call and avoid the need to wait for a live operator. In order to pre-register for the call, investors can visit https://dpregister.com/sreg/10154422/e658f8d6ee and enter their contact information. Investors will then be issued a personalized phone number and PIN to dial into the live conference call. Individuals can pre-register any time prior to the start of the conference call on May 5.

A telephone replay of the conference call will be available by dialing 1-877-344-7529 (U.S. toll free) or +1-412-317-0088 (international) and entering conference number: 10154422. The replay will be available beginning one hour after the end of the conference call through June 5, 2021.

About Bruker Corporation (Nasdaq: BRKR)

Bruker is enabling scientists to make breakthrough discoveries and develop new applications that improve the quality of human life. Bruker’s high performance scientific instruments and high value analytical and diagnostic solutions enable scientists to explore life and materials at molecular, cellular and microscopic levels. In close cooperation with our customers, Bruker is enabling innovation, improved productivity and customer success in life science molecular and cell biology research, in applied and pharma applications, in microscopy and nanoanalysis, as well as in industrial applications. Bruker offers differentiated, high-value life science and diagnostics systems and solutions in preclinical imaging, clinical phenomics research, proteomics and multiomics, spatial and single-cell biology, functional structural and condensate biology, as well as in clinical microbiology and molecular diagnostics. For more information, please visit: www.bruker.com.

Preliminary Financial Information

The anticipated results discussed in this press release are based on management’s preliminary, unaudited analysis of financial results for the quarter ended March 31, 2021. As of the date of this press release, Bruker has not completed its quarter end procedures for such period, and the Company’s independent registered accounting firm has not reviewed the preliminary financial data discussed in this press release. During the course of the Company’s quarter-end closing procedures and review process, the Company may identify items that would require it to make adjustments, which may be material to the information presented above. As a result, the estimates above constitute forward-looking information and are subject to risks and uncertainties, including possible adjustments to preliminary operating results.

Use of Non-GAAP Financial Measures

To supplement this preliminary consolidated financial information, which is prepared and presented in accordance with U.S. generally accepted accounting principles (GAAP), we also refer to organic revenue growth, a non-GAAP financial measure. We define the term organic revenue as GAAP revenue excluding the effect of changes in foreign currency translation rates and the effect of acquisitions and divestitures, and believe it is a useful measure to evaluate our continuing business.

The presentation of non-GAAP financial measures is not intended to be a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP and may be different from non-GAAP financial measures used by other companies, and therefore, may not be comparable among companies. We believe this non-GAAP financial measure provides meaningful supplemental information regarding our performance, however we urge investors to review the reconciliation of this financial measure to the comparable GAAP financial measure included in the accompanying tables, and not to rely on any single financial measure to evaluate our business. Specifically, management believes that the non-GAAP measures mentioned above provide relevant and useful information which is widely used by analysts, investors and competitors in our industry, as well as by our management, in assessing both consolidated and business unit performance.

We use this and other non-GAAP financial measures to evaluate our period-over-period operating performance because our management believes this provides a more comparable measure of our continuing business by adjusting for certain items that are not reflective of the underlying performance of our business. This measure may also be useful to investors in evaluating the underlying operating performance of our business and forecasting future results. We regularly use non-GAAP financial measures internally to understand, manage, and evaluate our business results and make operating decisions. We also measure our employees and compensate them, in part, based on certain non-GAAP measures and use this information for our planning and forecasting activities.

Additional information relating to the non-GAAP financial measures used in this press release and reconciliations to the most directly comparable GAAP financial measures are provided in the tables accompanying this press release.

Forward Looking Statements

Any statements contained in this press release which do not describe historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our preliminary first quarter financial results; and statements found under the “Use of Non-GAAP Financial Measures” section of this release. Any forward-looking statements contained herein are based on current expectations, but are subject to risks and uncertainties that could cause actual results to differ materially from those indicated, including, but not limited to, the completion of our quarter-end closing procedures and review process, risks and uncertainties relating to the length and severity of the COVID-19 pandemic, the impact of the pandemic on global economic conditions and the length and severity of any resulting recession, continued volatility in the capital markets, the integration and assumption of liabilities of businesses we have acquired or may acquire in the future, fluctuations in foreign currency exchange rates, our material weaknesses in internal controls, our ability to successfully implement our restructuring initiatives and other cost reduction initiatives, changing technologies, product development and market acceptance of our products, the success of our R&D investment initiatives, the cost and pricing of our products, manufacturing, competition, loss of key personnel, dependence on collaborative partners, key suppliers and contract manufacturers, capital spending and government funding policies, changes in governmental regulations, international trade disputes, the use and protection of intellectual property rights, litigation, and other risk factors discussed from time to time in our filings with the Securities and Exchange Commission, or SEC. These and other factors are identified and described in more detail in our filings with the SEC, including, without limitation, our annual report on Form 10-K for the year ended December 31, 2020, as may be updated by our quarterly reports on Form 10-Q. We expressly disclaim any intent or obligation to update these forward-looking statements other than as required by law.

Contact:

Miroslava Minkova

Director, Investor Relations & Corporate Development

Bruker Corporation

T: +1 (978) 663–3660, ext. 1479

E: Investor.Relations@bruker.com

-tables follow-

Bruker Corporation

REVENUE

(unaudited)

Reconciliation of Year-over-Year Q1-2021 GAAP Revenue Growth to Non-GAAP Organic Revenue Growth(1)

	Three Months Ended March 31,
	2021	2021
	Low End	High End
GAAP revenue growth	30%	31%
Less non-GAAP adjustments:
Acquisitions and divestitures	1%	1%
Currency	7%	7%

Non-GAAP organic revenue growth	22%	23%

(1) Rounded to the nearest whole percentage number.